UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

CH ENERGY GROUP, INC.

(Exact name of registrant as specified in charter)

New York	0-30512	1804460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

284 South Avenue

Poughkeepsie, New York 12601-4839

(Address of principal executive offices) (Zip Code)

(845)-452-2000

(Registrant's telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2009, the Compensation Committee of the Board of Directors of CH Energy Group, Inc. amended the CH Energy Group, Inc. Short-Term Incentive Plan (the “STI Plan”). The purpose of the amendment was to revise the definition of “Performance Objectives” contained in the STI Plan. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Exhibit Description
10.1	Amendment to CH Energy Group, Inc. Short-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

By: /s/ Kimberly J. Wright

Kimberly J. Wright
Vice President – Accounting and Controller

Date: February 5, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment to CH Energy Group, Inc. Short-Term Incentive Plan.